SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2013
SUBSEQUENT EVENTS

30. Subsequent Events

In January, 2014, Red5 entered into share purchase agreements for the issue and sale of Series B Preferred Stock of Red 5 to Shanghai Oriental Pearl Culture Development Co., Ltd., (“Oriental Pearl”), a wholly-owned subsidiary of Shanghai Oriental Pearl (Group) Co., Ltd., which is a public company listed in China and is engaged in culture and entertainment industry in China, for an aggregate of approximately US$19 million consideration, subject to adjustment as set forth in the share purchase agreements. Upon the closing of the transaction, Oriental Pearl will be a 20.01% minority shareholder of Red 5 and Red 5 will remain a subsidiary of The9.

As part of the transaction, the Group is permitting two directors, one of whom is the Company’s CEO, to divest a certain amount of their shares in the transaction for a total purchase price of US$4 million, which represents US$0.58 per share more than the fair value of the shares, which were initially restricted, on the date of grant in September 2012 (see Note 23.5). As of March 27, 2014, the deal has not been closed.

In March 2014, the Group has signed a credit facility agreement with Bank of Shanghai (“BOS”) with a credit limit of RMB150 million. The facility is secured by the Group’s buildings and land use right with net book value as of December 31, 2013 of RMB105 million as of December 31, 2013.

In March 2014, the Group disposed of 75% of its interest in Tandem Fund, one of the Group’s equity investees, for consideration of US$1.5 million to an unrelated third party (“purchaser”).